Supplement dated September 7, 2012
to the Current Prospectus of The Target Portfolio Trust

The current Prospectus of the Target Portfolio Trust is revised as follows:

I. In the section of the Prospectus entitled “How to Buy, Sell and Exchange Trust Shares, the sub-section entitled“Frequent Purchases and Redemptions of Portfolio Shares” is revised by replacing the second and third paragraphs in their entirety with the following as the second and third paragraphs, respectively:

The Board of Trustees has adopted policies and procedures designed to discourage or prevent frequent trading activities by shareholders. In an effort to prevent such practices, the Trust's Transfer Agent monitors trading activity on a daily basis. The Trust has implemented a trading policy that limits the number of times a shareholder may purchase Portfolio shares or exchange into a Portfolio and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Trust's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Portfolio shareholders. The CCO has defined frequent trading as one or more round –trip transactions in shares of a Portfolio within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Trust’s Transfer Agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Portfolio in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

The Trust reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Portfolios by a shareholder who has violated this policy. Moreover, the Trust may direct a broker-dealer or other intermediary to block a shareholder account from future trading in a Portfolio. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 90-day period. If a purchase into the Trust is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

Please note that the following provisions only apply if your Portfolio offers Class Q or Class R shares, respectively.

II. In the section of the Prospectus entitled “How to Buy, Sell and Exchange Fund Shares – Qualifying for Class Q Shares,” the sub-section captioned “Group Retirement Plans” is deleted and replaced with the following:

Group Retirement Plans. Group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator may purchase Class Q shares. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Q shares.

III. In the section of the Prospectus entitled “How to Buy, Sell and Exchange Fund Shares,” the section “Qualifying for Class R Shares” is deleted and replaced with the following:

Group Retirement Plans. Class R shares are offered for sale to (i) certain group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administer, and (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Prudential’s Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.

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